Net Income Per Common Share (Policy)	12 Months Ended
Dec. 31, 2011
Net Income Per Common Share [Abstract]
Earnings Per Share Policy, Diluted	Net income per diluted common share, as calculated using the treasury stock method, reflects the potential dilutive effects of stock award grants and exercises of dilutive outstanding stock options. The computation of diluted weighted-average earnings per share does not include stock options with an option exercise price greater than the average market price because they are antidilutive and inclusion would increase earnings per share.
Earnings Per Share Policy, Basic	Net income per basic common share was calculated by dividing net income by the weighted-average number of common shares outstanding.